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                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


IN CONNECTION WITH THE QUARTERLY REPORT OF ORPHAN MEDICAL, INC. (THE "COMPANY") ON FORM 10-Q FOR THE PERIOD ENDED JUNE 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, TIMOTHY G. MCGRATH, VICE PRESIDENT, CHIEF FINANCIAL OFFICER OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES- OXLEY ACT OF 2002, THAT:

         (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13 (a) OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

         (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL REPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.


                                        /s/ Timothy G. McGrath
                                        ---------------------------------------
                                        TIMOTHY G. MCGRATH
                                        VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                        AUGUST 12, 2002


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